EXHIBIT 99.1
UNAUDITED RECONCILIATION OF FINANCIAL DATA
The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three and nine months ended September 30, 2015. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant period.
	As of September 30, 2015
	Total Apollo Operating Group Consolidated	VIE & Consolidated Funds Total	Total Other (1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)

Statement of Financial Data
Assets:
Cash and cash equivalents	$836,131	$-	$177	$836,308
Cash and cash equivalents held at consolidated funds	-	3,460	-	3,460
Restricted cash	5,431	-	-	5,431
Investments	1,168,263	25,985	(96,629)	1,097,619
Assets of consolidated variable interest entities:
Cash and cash equivalents	-	29,424	-	29,424
Investments, at fair value	-	944,250	(300)	943,950
Other assets	-	51,301	-	51,301
Carried interest receivable	688,886	-	-	688,886
Due from affiliates	476,049	-	(210,651)	265,398
Fixed assets, net	32,975	-	-	32,975
Deferred tax assets	10,695	-	641,737	652,432
Other assets	59,999	4,503	21,293	85,795
Goodwill	88,852	-	-	88,852
Intangible assets, net	36,219	-	-	36,219
Total Assets	3,403,500	1,058,923	355,627	4,818,050

Liabilities and Shareholders' Equity
Liabilities:
Accounts payable and accrued expenses	$52,417	$-	$6,932	$59,349
Accrued compensation and benefits	135,470	-	-	135,470
Deferred revenue	201,179	-	-	201,179
Due to affiliates	102,066	-	480,262	582,328
Profit sharing payable	366,661	-	-	366,661
Debt	1,031,428	-	-	1,031,428
Liabilities of consolidated variable interest entities:
Debt, at fair value	-	868,994	(43,672)	825,322
Other liabilities	-	60,575	(148)	60,427
Due to affiliates	-	731	(731)	-
Other liabilities	34,197	2,266	-	36,463
Total Liabilities	1,923,418	932,566	442,643	3,298,627

Shareholders' Equity:
Apollo Global Management, LLC shareholders' Equity:
Additional paid in capital	-	-	2,050,681	2,050,681
Accumulated deficit	756,480	32,324	(2,117,428)	(1,328,624)
Accumulated other comprehensive income (loss)	(4,656)	(1,997)	706	(5,947)
Total Apollo Global Management, LLC shareholders' equity	751,824	30,327	(66,041)	716,110

Non-Controlling Interests in consolidated entities	7,732	96,030	(20,975)	82,787
Non-Controlling Interests in Apollo Operating Group	720,526	-	-	720,526
Total Shareholders' Equity	1,480,082	126,357	(87,016)	1,519,423
Total Liabilities and Shareholders' Equity	$3,403,500	$1,058,923	$355,627	$4,818,050

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group

	For The Nine Months ended September 30, 2015
	Total Apollo Operating Group Consolidated	VIE & Consolidated Funds Total	Total Other (1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)

Statement of Operating Data:
Revenues:
Advisory and transaction fees from affiliates	$34,269	$-	$-	$34,269
Management fees from affiliates	696,803	(94)	(2,673)	694,036
Carried Interest income from affiliates	119,714	-	-	119,714
Total Revenue	850,786	(94)	(2,673)	848,019
Expenses:
Salary, bonus and benefits	270,017	-	-	270,017
Equity-based compensation	73,786	-	-	73,786
Profit sharing expense	89,935	-	-	89,935
Total Compensation and Benefits	433,738	-	-	433,738

Interest expense	22,454	-	-	22,454
General, administrative and other	65,851	121	-	65,972
Professional fees	51,907	-	-	51,907
Occupancy	30,226	-	-	30,226
Placement fees	5,802	-	-	5,802
Depreciation and amortization	32,900	-	447	33,347
Total Expenses	642,878	121	447	643,446

Other Income (Loss):
Net gains (loss) from Investment activities	107,289	203	-	107,492
Net gains from Investment activities of consolidated variable interest entities	-	3,865	4,174	8,039
Income (loss) from equity method investments	19,521	-	(1,442)	18,079
Interest income (loss)	2,823	1,081	(1,501)	2,403
Other income, net	6,741	-	1	6,742
Total Other Income (Loss)	136,374	5,149	1,232	142,755
Income (Loss) before income tax provision	344,282	4,934	(1,888)	347,328
Income Tax provision	(6,133)	-	(15,064)	(21,197)
Net Income (Loss)	338,149	4,934	(16,952)	326,131
Net Income attributable to Non-controlling Interests	(194,233)	(3,492)	-	(197,725)
Net Income (Loss) Attributable to Apollo Global Management, LLC	$143,916	$1,442	$(16,952)	$128,406

(1)	Includes entities not included in the Apollo Operating Group and eliminations for VIE and consolidated funds

	For The Three Months ended September 30, 2015
	Total Apollo Operating Group Consolidated	VIE & Consolidated Funds Total	Total Other (1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Operating Data:
Revenues:
Advisory and transaction fees from affiliates	$9,276	$-	$-	$9,276
Management fees from affiliates	239,507	(32)	(912)	238,563
Carried Interest income from affiliates	(54,571)	-	-	(54,571)
Total Revenue	194,212	(32)	(912)	193,268
Expenses:
Salary, bonus and benefits	93,514	-	-	93,514
Equity-based compensation	31,404	-	-	31,404
Profit sharing expense	(20,329)	-	-	(20,329)
Total Compensation and Benefits	104,589	-	-	104,589

Interest expense	7,529	-	-	7,529
General, administrative and other	21,625	20	-	21,645
Professional fees	17,218	-	-	17,218
Occupancy	10,137	-	-	10,137
Placement fees	2,617	-	-	2,617
Depreciation and amortization	11,127	-	49	11,176
Total Expenses	174,842	20	49	174,911

Other Income (Loss):
Net gains (loss) from Investment activities	81,244	(294)	-	80,950
Net gains (losses) from Investment activities of consolidated variable interest entities	-	(847)	1,758	911
Income (loss) from equity method investments	2,084	-	(63)	2,021
Interest income (loss)	1,368	297	(847)	818
Other income, net	92	-	1	93
Total Other Income (Loss)	84,788	(844)	849	84,793
Income (Loss) before income tax provision	104,158	(896)	(112)	103,150
Income Tax provision	(3,016)	-	(3,575)	(6,591)
Net Income (Loss)	101,142	(896)	(3,687)	96,559
Net Income attributable to Non-controlling Interests	(56,467)	959	-	(55,508)
Net Income (Loss) Attributable to Apollo Global Management, LLC	$44,675	$63	$(3,687)	$41,051

(1)	Includes entities not included in the Apollo Operating Group and eliminations for VIE and consolidated funds